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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 23, 2003


                       Intermagnetics General Corporation
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                 (Exact Name of Registrant Specified in Charter)


        New York                     001-11344                 14-1537454
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     (State or Other             (Commission File           (I.R.S. Employer
     Jurisdiction of                  Number)              Identification No.)
     Incorporation)



      Old Niskayuna Road, P.O. Box 461,
      Latham, New York                                         12110-0461
      ---------------------------------------------------     ------------
               (Address of Principal Executive Offices)        (Zip Code)


      Registrant's telephone number, including area code: (518) 782-1122
                                                         -----------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.

         (c) The following exhibit is furnished as part of the Report on Form
             8-K

         Exhibit 99.1 Press release of Intermagnetics dated September 23, 2003 containing financial information for its fiscal first quarter ended August 24, 2003.

Item 12. Results of Operations and Financial Condition.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On September 23, 2003, Intermagnetics issued a press release announcing its unaudited financial performance for its first quarter, period ended August 24, 2003. On that same date Intermagnetics conducted a conference call concerning its performance for the period ended August 24, 2003. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Intermagnetics General Corporation


                                           By:   /s/ Michael K. Burke
                                                 ----------------------------
                                                 Michael K. Burke
                                                 Executive Vice President
                                                 and Chief Financial Officer


Dated: September 23, 2003



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                                  EXHIBIT INDEX

         Exhibit Number            Description
         --------------            -----------


         Exhibit 99.1 Intermagnetics General Corporation Press Release, dated September 23, 2003, relating to its results of its First Quarter, period ended August 24, 2003 of the Fiscal Year 2004.